EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 registering 500,000 shares of common stock of our report dated March 6, 2002, included in Intelli-Check, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.

                                                             ARTHUR ANDERSEN LLP

New York, New York
April 2, 2002

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